UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

PULMONX CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-39562	77-0424412
(State or Other Jurisdiction		(Commission File Number)	(IRS Employer
of Incorporation)			Identification No.)
700 Chesapeake Drive
Redwood City,	CA		94063
(Address of Principal Executive Offices)			(Zip Code)
(650)364-0400
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LUNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2022, Pulmonx Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 34,225,053 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, which represented approximately 92% of the Company’s 37,099,824 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date of April 11, 2022. At the Annual Meeting, the stockholders of the Company considered the four proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2022 (the “Proxy Statement”).

Proposal 1 – Election of Directors
The stockholders elected each of the two nominees for Class II director to serve until the Company’s 2025 Annual Meeting of Stockholders or until his successor has been elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Richard M. Ferrari	26,486,800	5,055,342	2,682,911
Daniel P. Florin	26,535,096	5,007,046	2,682,911

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

For	Against	Abstain
34,070,598	22,582	131,873
There were no broker non-votes with respect to Proposal 2.

Proposal 3 – Non-Binding Advisory Vote to Approve the Company’s Executive Compensation
The stockholders approved, on a non-binding advisory basis, the Company’s executive compensation as disclosed in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
27,491,973	3,963,314	86,855	2,682,911

Proposal 4 – Non-Binding Advisory Vote on Frequency of Future Stockholder Advisory Votes to Approve the Company’s Executive Compensation
The stockholders approved, on a non-binding advisory basis, to hold future non-binding advisory votes to approve the Company’s executive compensation every year. The voting results were as follows:

One-Year	Two-Years	Three-Years	Abstain	Broker Non-Votes
31,435,873	62	22,174	84,033	2,682,911
In light of this result, the Company’s Board of Directors has determined to hold future non-binding advisory votes on the Company’s executive compensation every year, so that the next such vote will be held at the Company’s 2023 Annual Meeting of Stockholders. Under Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold the next non-binding advisory vote on the frequency of future stockholder advisory votes to approve the Company’s executive compensation no later than its 2028 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulmonx Corporation

Dated: May 27, 2022

By:	/s/ David Lehman
David Lehman
General Counsel